-----------------------------------------------------------------------------




                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 28, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of December 1, 2001, providing for the issuance of the CHL Mortgage Pass-Through Trust 2001-29,
             Mortgage Pass-Through Certificates, Series 2001-29).

                                  CWMBS, INC.
                                  ----------
            (Exact name of registrant as specified in its charter)

          Delaware                  333-64564              95-4596514
----------------------------        ---------              ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)           File Number)         Identification No.)


4500 Park Granada
Calabasas, California                                          91302
---------------------                                        ---------
(Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
                  (included in Exhibit 5.1).

         23.1     Consent of Sidley Austin Brown & Wood LLP
                  (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWMBS, INC.



                                                  By: /s/ Celia Coulter
                                                      ----------------------
                                                  Celia Coulter
                                                  Vice President



Dated:  December 28, 2001

                                 Exhibit Index

Exhibit                                                              Page
-------                                                              ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP            5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
         (included in Exhibit 5.1)                                     5

23.1     Consent of Sidley Austin Brown & Wood LLP
         (included in Exhibits 5.1 and 8.1)                            5